Exhibit 99.1

1

Certain statements in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in this Quarterly Report on Form 10-Q may constitute “forward-looking statements.” Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Federal Private Securities Litigation Reform Act of 1995 and we include this statement for the purpose of complying with such safe harbor provisions. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: • Financial stability of tenants, including the ability of tenants to pay rent, the decision of tenants to close stores and the effect of bankruptcy laws; • Risks of real estate development, including the failure of pending developments and redevelopments to be completed on time and within budget and the failure of newly acquired or developed properties to perform as expected; • Risks of joint venture activities, including development joint ventures; • The level and volatility of interest rates; • National or local economic, business, real estate and other market conditions, including the ability of the general economy to recover timely from economic downturns; • The effect of inflation and other factors on fixed rental rates, operating expenses and real estate taxes ; • Risks of acquiring real estate, including continued competition for new properties and the downward trend on capitalization rates ; • The competitive environment in which we operate and the supply of and demand for retail goods and services in our markets ; • Financial risks, such as the inability to renew existing tenant leases or obtain debt or equity financing on favorable terms, if at all; • The increase in property and liability insurance costs and the ability to obtain appropriate insurance coverage; • The ability to maintain our status as a REIT for federal income tax purposes; • The effects of hurricanes and other natural disasters; • Environmental/safety requirements and costs; and • Other risks identified in this Quarterly Report on Form 10-Q and, from time to time, in other reports we file with the Securities and Exchange Commission (SEC). We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or other wise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of March 31, 2008. This Quarterly Report on Form 10-Q should also be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on March 31, 2008 and as amended on April 29, 2008. Tenant Photographs and Logos The companies depicted may have proprietary interests in their trade names and trademarks. Nothing herein shall be considered to be an endorsement authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the aforementioned companies. Further, none of the aforementioned companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner, other than being a tenant in properties owned by Inland Western Retail Real Estate Trust, Inc. Property Photographs Properties depicted in photographs in this presentation are wholly or partially owned by Inland Western Retail Real Estate Trust, Inc. Forward-Looking Statements

Inland Western Retail Real Estate Trust, Inc. Who We Are • We are a self-managed REIT focused on the acquisition, development and management of strategically located retail assets. Currently, our portfolio consists of 319 properties nationally, both wholly and partially owned, totaling in excess of 45 million square feet, including lifestyle, power and community centers, as well as single-tenant net lease properties, in locations demonstrating strong demographics. • Our growth strategy combines opportunistic acquisitions and institutional and development joint ventures with disciplined asset management. We strive to utilize our joint ventures and non-core asset dispositions as a means of proactive asset management, redeploying capital into higher yielding assets. The Gateway Salt Lake City, UT

Inland Western REIT Life Cycle Where We Are Concept Create the concept, business plan and structure of the REIT 1 year Prospectus Develop and write detailed prospectus and other securities documents 1 year Filings File with SEC, NASD and 50 States for clearance to sell stock 9 months Due Diligence Broker/Dealer firms perform due diligence & sign agreements to sell stock 1- 9 months Capital Raise 2 years Continue to Acquire Assets Joint Ventures; Development; Redevelopment Stabilization of portfolio and operations Become Self-Administered Merge with: - Business Manager - Property Management Companies - Consideration solely in stock Depends on economic conditions Liquidity Event - Sell or merge the company - List on a national exchange or - Sell all assets Acquire Assets/Grow FFO Continue to Grow FFO End of Capital Raise 8-10 years

Investment Appeals • Focused growth strategy combines opportunistic acquisitions and joint ventures with disciplined asset management • Conservative capital strategy incorporates solid balance sheet, attractive line of credit and efficient asset recycling • Disciplined asset management begins with acquisition and over property life factors in asset type, demographics, financing and possible sale • Solid portfolio of strategically located assets in strong demographic areas with an average property age of 7 years • Diversified tenant base reduces risk with no one tenant representing greater than 5% annualized base rent • Two-pronged joint venture approach capitalizes on developer and institutional partnerships to enhance asset value and minimize risk Shops at Legacy Town Square Plano, TX

Disciplined Asset Management • Involves strategic short- and long-term focus on the portfolio • Begins at time of an acquisition – includes asset type, location and demographic decisions • Incorporates financial perspective with objective of reducing risk and enhancing value of portfolio • Monitors and evaluates opportunities to reposition and re-tenant portfolio • Identifies and capitalizes on opportunities via development and redevelopment The Gateway Salt Lake City, UT

Solid Portfolio of Strategically Located Assets As of March 31, 2008 4,612,314 Sq Ft 8,537,159 Sq Ft 1,929,498 Sq Ft 1,638,351 Sq Ft 4,125,507 Sq Ft 2,297,204 Sq Ft Alabama Arizona Arkansas California Colorado Conn. Delaware Florida Georgia Idaho Illinois Indiana Iowa Kansas Kentucky Louisiana Maine Md. Mass. Michigan Minnesota Mississippi Missouri Montana Nebraska Nevada N.H. New Jersey New Mexico New York North Carolina North Dakota Ohio Oklahoma Oregon Pennsylvania R.I. South Carolina South Dakota Tennessee Texas Utah Vt. Virginia Washington West Virginia Wisconsin Wyoming • 319 properties • Over 45 million square feet • Located in 38 states • 181 multi-tenant shopping centers • 122 free-standing single user net lease properties • 9 joint venture developments • 7 multi-tenant properties held in institutional joint venture • 7-year average age • 67% anchor or credit centers • 97% leased at March 31, 2008 More than 5 MSF +1-5 MSF Less than 1 MSF Total GLA by State

Portfolio Composition As of March 31, 2008 by Annual Base Rent Community Center, 22.3% Other, 3.9% Lifestyle Center, 12.7% Neighborhood Center, 7.9% Office, 12.0% Power Center, 32.5% Single Tenant Retail, 8.7%

Diversified Tenant Mix No tenant constitutes more than 5% of annualized base rent (1) Based on annualized quarterly base rental income at 3/31/08. (2) Two additional locations are not included: one is in our institutional joint venture and the other at a development property Top 15 Retail Property Tenants Locations Annualized Base Rent % of Portfolio Revenue 1 Mervyn’s 25 17,601,390 $ 3.10% Best Buy 23 13,082,159 2.30% PetSmart 33 12,083,687 2.13% Rite Aid 34 10,318,363 1.82% Ross Dress for Less 32 9,795,797 1.73% Stop & Shop 9 9,695,997 1.71% Linens ‘N Things2 24 9,337,420 1.64% Bed, Bath & Beyond 25 8,951,927 1.58% Home Depot 9 8,782,903 1.55% Circuit City 18 7,390,360 1.97% Wal-Mart 7 7,384,174 1.30% Publix 16 7,245,633 1.28% Pier 1 Imports 38 6,761,427 1.19% Kohl’s 11 6,446,114 1.14% Office Depot 23 6,409,062 1.13% Totals 141,286,413 $ 25.57%

Strong Tenant Anchors Support Traffic 3 14 19 28 14 8 13 33 # of Locations1 Store Name (1) Owned, shadow anchors, and in development

Minimal Bankruptcy Concerns As of March 31, 2008 1 Claddagh Irish Pub 1 149,675 $ 0.03% Don Pablo’s (Avado Brands) 1 120,233 0.02% Famous American Barbeque 1 161,945 0.03% Friedman’s Jewelers 2 70,439 0.01% Hollywood Video 4 506,587 0.09% Patio & Spa Superstore (Leisure Living) 1 329,300 0.06% Movie Gallery 4 271,540 0.05% Old Country Buffet 2 248,250 0.04% Sharper Image 1 156,000 0.03% Wickes 2 1,380,744 0.24% Totals 3,394,713 $ 0.60% Operating Under Chapter 11 Tenant Total # of Locations Annual Base Rent % of Total Base Rent (1) Subsequent to March 31, 2008, Linens ‘n Things declared Chapter 11 Bankruptcy

Driving Organic Growth March 31, 2008 • 43 new leases signed = 7.5% increase over quarter ended March 31, 2007 • 161,168 Square feet = 2.6% increase over quarter ended March 31, 2007 • Replacement lease rent increased 11.0% over previous tenants • Physical Occupancy 96% December 31, 2007 • 181 new leases signed = 11.7% increase over year ended December 31, 2006 • 679,874 Square feet = 34.5% increase over year ended December 31, 2006 • Replacement lease rent increased 12.0% over previous tenants • Physical Occupancy 97% Governor ‘s Marketplace Tallahassee, FL

Stabilized Lease Expirations Balanced Multi-Tenant Lease Expiration Schedule1 (1) Percentages based on total multi-tenant square footage only as of March 31, 2008 531,449 2,145,109 1,791,290 2,475,650 2,123,337 2,481,271 3,200,264 2,881,668 1,673,859 1,406,671 $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Expiring Rent per Square Feet Amount of Square Feet Square Footage Rent/Sq. Ft. 5.52% 6.61% 7.63% 6.55% 7.65% 9.86% 8.88% 5.16% 4.34% 1.64%

Expanding Joint Ventures Advantages • Income streams from acquisition, development, asset and property management fees increase returns on invested capital • Two-pronged strategy: Institutional and Development • Institutional JV program: Partner with financial institution to create a new entity with both contributing equity and Inland Western initially contributing assets. In Q2 2007, Inland Western launched a $1 billion JV with a fund advised by Morgan Stanley. • Development JV program: Partner with regional developer expertise with Inland Western contributing equity. Inland Western has funded approximately $108 million for nine projects as of March 31,2008, for a total estimated cost of $478 million John’s Creek Village Duluth, GA Huebner Oaks San Antonio, TX

Growing Our Institutional Joint Ventures • JV partner is a large state pension fund, advised by Morgan Stanley Real Estate Advisors • Inland Western has already contributed $336 million in assets of the agreed $500 million, with plans to complete the remainder by 2009 – Joint venture will provide approximately $180 million of capital to Inland Western for recycling into new assets • The joint venture intends to acquire an additional $500 million in new assets • Inland Western will earn fees for administration (asset management), property management, leasing, acquisitions, and dispositions. Gardiner Manor Mall Bay Shore, NY Southlake Corners, Southlake, TX The Commons at Royal Palms Royal Palm Beach, FL Oswego Commons Oswego, IL

Development Joint Ventures as of March 31, 2008 dollars in thousands Project Estimated Project SF1 IWEST Equity Estimated Project Cost Proposed Tenants2 Preston Town Center 171,099 2,319 $ 24,185 $ Kroger (Dallas, TX) Lake Mead Crossing 710,775 26,885 109,582 Target, Sportsman (Henderson,NV) Warehouse, Staples PetSmart Wheatland Towne Crossing 399,555 8,575 34,299 Super Target (Dallas, TX) Parkway Towne Crossing 358,590 8,717 34,619 Super Target, Best Buy (Frisco, TX) The Shoppes at Stroud 145,989 5,700 33,887 Best Buy, PetSmart, (Stroud, PA) Old Navy, Borders San Gorgonio Village 228,584 5,462 41,103 Kohl’s (Beaumont, CA) Albertsons Portfolio 778,401 16,209 61,500 Sprouts Grocery, Staples (Denver, CO) Miller Towne Crossing 325,000 4,495 32,238 Cabela’s (Billings, MT) Bellevue Mall Redevelopment 1,015,000 29,189 106,517 Target, Macy’s, Sears (Nashville, TN) Totals 4,132,993 107,551 $ 477,930 $ (1) Project SF includes shadow anchors (2) Actual tenants may differ

Successful Redevelopment Preston Trail Village Closing Date: Total Project Cost: Equity Amount: 4/3/2006 $24,185,000 $ 2,319,000 Transaction Highlights Before After

Reaping the Benefits Shoppes at Stroud Closing Date: Total Proforma Cost: Equity Amount: 1/3/2007 $33,887,000 $ 5,700,000 Transaction Highlights

Inland Western Capitalization Table (dollars and shares in thousands) at 03/31/08 Common shares outstanding 483,248 Value per share1 10.00 $ Shareholders’ Equity 4,832,480 $ Fixed rate debt 4,039,916 $ Weighted average stated fixed rate 4.91% Variable rate debt 435,481 $ Weighted average stated variable rate 4.37% Total Debt 4,475,397 $ Total weighted average stated rate 4.86% Cash & cash equivilents 124,017 $ Investment in marketable securities 259,048 $ Net Debt 4,092,332 $ Minority interests 21,881 $ Preferred equity - $ Firm Book Value 8,946,693 $ (1) Price based on offering price during the public offering period of the shares.

Financial Highlights in thousands, except per share amounts 03/31/08 12/31/07 Total Assets 8,362,934 $ 8,305,831 $ Mortgages and Notes Payable 4,346,496 $ 4,271,160 $ Line of Credit 125,000 $ 75,000 $ Weighted Average Interest Rate 4.86% 4.99% Ratio of Debt to Assets 53.47% 52.33% Stockholders’ Equity 3,523,221 $ 3,598,765 $ 03/31/08 03/31/07 Weighted Average Common Shares 484,612 448,078 Total Revenues 194,214 $ 190,710 $ Total REIT-Level Operating Expenses 4,986 $ 4,165 $ Funds From Operations 79,380 $ 58,764 $ Funds From Operations / Share 0.16 $ 0.13 $ Distributions Declared 77,713 $ 71,912 $ Distributions Declared / Share 0.16 $ 0.16 $

Executive Management Team Michael O’Hanlon President and Chief Executive Officer Steve Grimes Chief Operating Officer and Chief Financial Officer Shane Garrison Chief Investment Officer Niall Byrne President of Property Management Dave Bennett Vice President, Director of Leasing Dennis Holland General Counsel and Secretary James Kleifges Chief Accounting Officer

Contact Information Michael O’Hanlon President and Chief Executive Officer Inland Western Retail Real Estate Trust, Inc. (630) 368-2323 ohanlon@inland-western.com Steve Grimes Chief Financial Officer & Chief Operating Officer Inland Western Retail Real Estate Trust, Inc. (630) 645-7241 grimes@inland-western.com Shane Garrison Chief Investment Officer Inland Western Retail Real Estate Trust, Inc. (630) 645-7167 garrison@inland-western.com Georganne Palffy Senior Vice President, Investor Relations Inland Communications, Inc. (630) 368-2358 palffy@inlandgroup.com